SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported): August 27, 2002

Cost Plus, Inc.
(Exact name of registrant as specified in its charter)

California	0-14970	94-1067973
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Fourth Street, Oakland, California
(Address of principal executive offices)

Registrant’s telephone number, including area code: (510) 893-7300

Item 7.    Financial Statements and Exhibits

Exhibits

Exhibit 99.1	Certifications of Murray H. Dashe, Chief Executive Officer, and John J. Luttrell, Chief Financial Officer, pursuant to 18 U.S.C. Section 1350.

Item 9.    Regulation FD Disclosure

Registrant provided to the Securities and Exchange Commission as correspondence accompanying its Quarterly Report on Form 10-Q for its fiscal quarter ended August 3, 2002 filed with the Securities and Exchange Commission on August 27, 2002, the certifications attached hereto as Exhibit 99.1. The information in this report and the exhibit attached hereto are being furnished pursuant to Regulation FD of the Securities Exchange Act of 1934.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COST PLUS, INC.

By:	/s/ MURRAY H. DASHE
Murray H. Dashe Chairman and Chief Executive Officer

Date: August 27, 2002

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EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Certifications of Murray H. Dashe, Chief Executive Officer, and John J. Luttrell, Chief Financial Officer pursuant to 18 U.S.C. Section 1350

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